SSGA Active Trust

SPDR® Index Shares Funds

SPDR® Series Trust

(each, a “Trust” and collectively, the “Trusts”)

Supplement dated June 12, 2026 to the currently effective Statements of Additional Information

(each, an “SAI”), as each may be supplemented from time to time

Effective June 15, 2026 (the “Effective Date”), the acceptance of redemption orders will be executed by State Street Global Advisors Funds Distributors, Inc., the distributor to each series of the Trusts. Accordingly, as of the Effective Date, the first paragraph in the “REDEMPTION” section of each SAI is deleted and replaced as follows:

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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